                                                                   EXHIBIT 99(C)

                       AMERICAN HONDA FINANCE CORPORATION
     Annual Statement to Certificateholder -- Honda Auto Receivables 2001-3
                                   Owner Trust
                          04/01/2002 THROUGH 03/31/2003

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
  (A) Total Portfolio Balance                                                             $1,846,164,789.37
  (B) Total Securities Balance                                                            $1,846,164,789.37
  (C) Class A-1 Notes
    (i)   Class A-1 Notes Balance                                                           $482,000,000.00
    (ii)  Class A-1 Notes Percentage                                                                 26.11%
(C(i)/IB)
    (iii) Class A-1 Notes Rate                                                                     2.38875%
    (iv) Class A-1 Notes Accrual Basis                                                           Actual/360
  (D) Class A-2 Notes
    (i)   Class A-2 Notes Balance                                                           $475,000,000.00
    (ii)  Class A-2 Notes Percentage                                                                 25.73%
(D(i)/IB)
    (iii) Class A-2 Notes Rate                                                                       2.760%
    (iv) Class A-2 Notes Accrual Basis                                                               30/360
  (E) Class A-3 Notes
    (i)   Class A-3 Notes Balance                                                           $438,000,000.00
    (ii)  Class A-3 Notes Percentage                                                                 23.72%
(E(i)/B)
    (iii) Class A-3 Notes Rate                                                                       3.400%
    (iv) Class A-3 Notes Accrual Basis                                                               30/360
  (F) Class A-4 Notes
    (i)   Class A-4 Notes Balance                                                           $405,000,000.00
    (ii)  Class A-4 Notes Percentage                                                                 21.94%
(F(i)/B)
    (iii) Class A-4 Notes Rate                                                                       3.960%
    (iv) Class A-4 Notes Accrual Basis                                                               30/360
  (G) Certificates
    (i)   Certificates Balance                                                               $46,164,789.37
    (ii)  Certificates Percentage                                                                     2.50%
(G(i)/B)
    (iii) Certificates Rate                                                                          3.960%
    (iv) Certificates Accrual Basis                                                                  30/360
  (H) Servicing Fee Rate                                                                              1.00%
  (I) Portfolio Summary
    (i)   Weighted Average Coupon (WAC)                                                               6.82%
    (ii)  Weighted Average Original Maturity (WAOM)                                                   55.54 months
    (iii) Weighted Average Remaining Maturity (WAM)                                                   45.71 months
    (iv) Number of Receivables                                                                      137,554
  (J) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage                                                  0.50%
    (ii)  Reserve Account Initial Deposit                                                     $9,230,823.95
    (iii) Specified Reserve Account Percentage                                                        0.75%
    (iv) Specified Reserve Account Balance                                                    $9,230,823.95

  (K) Yield Supplement Account Deposit                                                        $1,361,941.97

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
  (A) Total Portfolio Balance                                                             $1,472,356,755.93
  (B) Total Securities Balance                                                            $1,472,356,755.93
  (C) Cumulative Note and Certificate Pool Factor                                                 0.7975218
  (D) Class A-1 Notes
    (i)   Class A-1 Notes Balance                                                           $108,191,966.56
    (ii)  Class A-1 Notes Pool Factor                                                             0.2244647

    (iii) Class A-1 Notes Interest Carryover Shortfall                                                $0.00
    (iv) Class A-1 Notes Principal Carryover Shortfall                                                $0.00
  (E) Class A-2 Notes
    (i)   Class A-2 Notes Balance                                                           $475,000,000.00
    (ii)  Class A-2 Notes Pool Factor                                                             1.0000000
    (iii) Class A-2 Notes Interest Carryover Shortfall                                                $0.00
    (iv) Class A-2 Notes Principal Carryover Shortfall                                                $0.00
  (F) Class A-3 Notes
    (i)   Class A-3 Notes Balance                                                           $438,000,000.00
    (ii)  Class A-3 Notes Pool Factor                                                             1.0000000
    (iii) Class A-3 Notes Interest Carryover Shortfall                                                $0.00
    (iv) Class A-3 Notes Principal Carryover Shortfall                                                $0.00
  (G) Class A-4 Notes
    (i)   Class A-4 Notes Balance                                                           $405,000,000.00
    (ii)  Class A-4 Notes Pool Factor                                                             1.0000000
    (iii) Class A-4 Notes Interest Carryover Shortfall                                                $0.00
    (iv) Class A-4 Notes Principal Carryover Shortfall                                                $0.00
  (H) Certificates
    (i)   Certificates Balance                                                               $46,164,789.37
    (ii)  Certificates Pool Factor                                                                1.0000000
    (iii) Certificates Interest Carryover Shortfall                                                   $0.00
    (iv) Certificates Principal Carryover Shortfall                                                   $0.00
  (I) Servicing Fee
    (i)   Servicing Fee Shortfall                                                                     $0.00
  (J) End of Prior Month Account Balances
    (i)   Reserve Account                                                                    $11,512,090.00
    (ii)   Yield Supplement Account                                                             $791,587.62
    (iii) Payahead Account                                                                            $0.00
    (iv) Advances Outstanding                                                                   $724,207.11
  (K) Portfolio Summary as of End of Prior Month
    (i)   Weighted Average Coupon (WAC)                                                               6.82%
    (ii)  Weighted Average Remaining Maturity (WAM)                                                   40.39 months
    (iii) Number of Receivables                                                                     125,614
  (L) Note and Certificate Percentages
    (i)   Note Percentage                                                                           100.00%
    (ii)  Certificate Percentage                                                                      0.00%

III. INPUTS FROM THE MAINFRAME
------------------------------
  (A) Precomputed Contracts Principal
    (i)   Scheduled Principal Collections                                                             $0.00
    (ii)  Prepayments in Full                                                                         $0.00
    (iii) Prepayments in Full due to Repurchases                                                      $0.00
  (B) Precomputed Contracts Total Collections                                                         $0.00
  (C) Precomputed Interest Receivables
Interest (B-A((I)+(ii)+(iii)))                                                                        $0.00
  (D) Simple Interest Receivables Principal
    (i)   Principal Collections                                                             $418,316,770.26


   (ii)  Prepayments in Full                                                                $237,827,963.31
    (iii) Repurchased Receivables Related to Principal                                                $0.00
  (E) Simple Interest Receivables Interest
    (i)   Simple Interest Collections                                                        $78,951,558.66
  (F) Payment Advance for Precomputes
    (i) Reimbursement of Previous Advances                                                            $0.00
    (ii) Current Advance Amount                                                                       $0.00
  (G) Interest Advance for simple Interest - Net                                              ($279,070.26)
  (H) Payahead Account
    (i)  Payments Applied                                                                             $0.00
    (ii) Additional Payaheads                                                                         $0.00
  (I) Portfolio Summary as of End of Month
    (i)   Weighted Average Coupon (WAC)                                                               6.88%
    (ii)  Weighted Average Remaining Maturity (WAM)                                                   30.40 months
    (iii) Remaining Number of Receivables                                                            93,559

  (J) Delinquent Receivables                      # Units                               Dollar Amount
                                                  -------                               -------------
    (i)  31-60 Days Delinquent               1,798         1.92%                $18,432,179.38        2.28%
    (ii)  61-90 Days Delinquent                268         0.29%                 $2,957,132.21        0.37%
    (ii) 91 Days or More Delinquent             51         0.05%                   $587,622.09        0.07%
  (K) Vehicles Repossessed During
Collection Period                               49         0.05%                   $604,688.00        0.07%
  (L) Total Accumulated Repossessed
Vehicles in Inventory                           97         0.10%                 $1,043,228.73        0.13%

IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
  (A) Collection Account Investment Income                                                            $0.00
  (B) Reserve Account Investment Income                                                         $151,197.21
  (C) Yield Supplement Account Investment Income                                                  $7,788.32
  (D) Trust Fees Expense                                                                         $10,000.00
  (E) Aggregate Net Losses for Collection Period                                              $4,052,419.79
  (F) Liquidated Receivables Information
    (i) Gross Principal Balance on Liquidated Receivables                                     $7,744,861.10
    (ii) Liquidation Proceeds                                                                  2,144,361.12
    (ii) Recoveries from Prior Month Charge Offs                                              $1,548,080.19
  (G) Days in Accrual Period                                                                            365
  (H) Deal age                                                                                           18


                                                    COLLECTIONS

V. INTEREST COLLECTIONS
-----------------------
  (A) Total Interest Collections
(III(C+E(i)-F(i)+F(ii)+G)                                                                    $78,672,488.40

VI. PRINCIPAL COLLECTIONS
-------------------------
  (A) Principal Payments Received
(III(A((i)+(ii))+(D(i)+(ii)))                                                               $656,144,733.57
  (B) Liquidation Proceeds  (IV(F(i)))                                                         2,144,361.12
  (C) Repurchased Loan Proceeds Related to
Principal  (III(A(iii)+D(iii)))                                                                        0.00
  (D) Recoveries from Prior Month Charge                                                       1,548,080.19
                                                                                  --------------------------


Offs (IV(F(ii)))
                                                                                  --------------------------
  (E) Total Principal Collections
(A+B+C+D)                                                                                    659,837,174.88

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS (V(A)+VI(E))                                   738,509,663.28
----------------------------------------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                  $630,414.59
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                        739,140,077.87
-------------------------------------



                                                   DISTRIBUTIONS

X. FEE DISTRIBUTIONS
--------------------
  (A) Servicing Fee
    (i)   Servicing Fee Due
(I(H)/12)(II(B))+(II(H)(i))                                                                  $11,546,671.00
    (ii)  Servicing Fee Paid                                                                 $11,546,671.00
                                                                                  --------------------------
    (iii) Servicing Fee Shortfall                                                                     $0.00
  (B) Reserve Account Investment Income
(IV(B))                                                                                          151,197.21
  (C) Yield Supplement Account Investment
Income  (IV(C))                                                                                    7,788.32
  (D) Trust Fees Expense (IV(D))
                                                                                                  10,000.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
  (A) Interest
    (i) Class A-1 Notes
       (a)   Class A-1 Notes Interest Due                                                       $316,561.23
       (b)  Class A-1 Notes Interest Paid                                                        316,561.23
                                                                                  --------------------------
       (c) Class A-1 Notes Interest Shortfall                                                         $0.00
    (ii) Class A-2 Notes
       (a)   Class A-2 Notes Interest Due                                                     $7,197,865.50
       (b)  Class A-2 Notes Interest Paid                                                      7,197,865.50
                                                                                  --------------------------
       (c) Class A-2 Notes Interest Shortfall                                                         $0.00
    (iii) Class A-3 Notes
       (a)   Class A-3 Notes Interest Due                                                    $14,858,213.35
       (b)  Class A-3 Notes Interest Paid                                                     14,858,213.35
                                                                                  --------------------------
       (c) Class A-3 Notes Interest Shortfall                                                         $0.00
    (iv) Class A-4 Notes
       (a)   Class A-4 Notes Interest Due                                                    $16,038,000.00
       (b)  Class A-4 Notes Interest Paid                                                     16,038,000.00
                                                                                  --------------------------
       (c) Class A-4 Notes Interest Shortfall                                                         $0.00
    (v) Total Note Interest
       (a)   Total Note Interest Due                                                         $38,410,640.08
       (b)  Total Note Interest Paid                                                          38,410,640.08
                                                                                  --------------------------
       (c) Total Note Interest Shortfall                                                              $0.00
       (d) Reserve Fund Withdrawn for Note Interest                                                   $0.00
Amount available for distributions after Fees
& Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                                                   689,172,766.79
  (B) Principal
    (i) Noteholders' Principal
Distribution Amounts                                                                        $645,635,278.97
    (ii) Class A-1 Notes Principal
       (a)   Class A-1 Notes Principal Due


                                                                                             108,191,966.56
       (b)  Class A-1 Notes Principal Paid                                                   108,191,966.56
                                                                                  --------------------------
       (c) Class A-1 Notes Principal Shortfall                                                        $0.00
       (d) Reserve Fund drawn                                                                         $0.00
    (iii) Class A-2 Notes Principal
       (a)   Class A-2 Notes Principal Due                                                  $475,000,000.00
       (b)  Class A-2 Notes Principal Paid                                                  $475,000,000.00
                                                                                  --------------------------
       (c) Class A-2 Notes Principal Shortfall                                                        $0.00
       (d) Reserve Fund drawn                                                                         $0.00
    (iv) Class A-3 Notes Principal
       (a)   Class A-3 Notes Principal Due                                                   $62,443,312.41
       (b)  Class A-3 Notes Principal Paid                                                   $62,443,312.41
                                                                                  --------------------------
       (c) Class A-3 Notes Principal Shortfall                                                        $0.00
       (d) Reserve Fund drawn                                                                         $0.00
    (v) Class A-4 Notes Principal
       (a)   Class A-4 Notes Principal Due                                                            $0.00
       (b)  Class A-4 Notes Principal Paid                                                            $0.00
                                                                                  --------------------------
       (c) Class A-4 Notes Principal Shortfall                                                        $0.00
       (d) Reserve Fund drawn                                                                         $0.00
    (vi) Total Notes Principal
       (a)   Total Notes Principal Due                                                      $645,635,278.97
       (b)  Total Notes Principal Paid                                                       645,635,278.97
                                                                                  --------------------------
       (c) Total Notes Principal Shortfall                                                            $0.00
       (d) Reserve Fund drawn                                                                         $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
  Amount available for deposit into reserve account                                          $43,537,487.82
  Amount deposited into reserve Account                                                                0.00
                                                                                  --------------------------
  Excess Amount Release from Reserve Account                                                   2,281,266.05
                                                                                  --------------------------
  Excess funds available to Certificateholders                                                45,818,753.87
                                                                                  --------------------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
  (A) Interest
     (i)   Certificate Interest Due                                                           $1,548,048.88
     (ii)   Certificate Interest Shortfall
Beginning Balance                                                                                     $0.00
                                                                                  --------------------------
     (iii)   Total Certificate Interest Due                                                   $1,548,048.88
     (iv)  Certificate Interest Paid                                                           1,548,048.88
     (v) Certificate Interest Shortfall
Ending Balance                                                                                        $0.00
  (B) Principal
     (i)   Certificate Principal Due                                                         $18,254,315.70
     (ii)   Certificate Principal Shortfall
Beginning Balance                                                                                     $0.00
                                                                                  --------------------------
     (iii)   Total Certificate Principal Due                                                 $18,254,315.70
     (iv)  Certificate Principal Paid                                                         18,254,315.70
     (v) Certificate Principal Shortfall
Ending Balance                                                                                        $0.00
  (C) Release to Seller                                                                      $26,016,389.29

                                               DISTRIBUTIONS SUMMARY

  (A) Total Collections                                                                     $739,140,077.87
  (B) Service Fee                                                                            $11,546,671.00
  (C) Trustee Fees                                                                               $10,000.00
  (D) Class A1 Amount                                                                       $108,508,527.79

  (E) Class A2 Amount                                                                       $482,197,865.50
  (F) Class A3 Amount                                                                        $77,301,525.76
  (G) Class A4 Amount                                                                        $16,038,000.00
  (H) Amount Deposited into Reserve
Account                                                                                               $0.00
  (I) Certificateholders                                                                     $19,802,364.58
  (J) Release to seller                                                                      $26,016,389.29
  (K) Total amount distributed                                                              $741,421,343.92
  (L) Amount of Draw from Reserve
Account                                                                                                0.00
  (M) Excess Amount Released from
Reserve Account                                                                                2,281,266.05


                                          PORTFOLIO AND SECURITY SUMMARY


XIV. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------
                                                   ----------------------         --------------------------
  (A) Balances and Principal Factors                 Beginning of Period                      End of Period
                                                     -------------------                      -------------
    (i)    Aggregate Balance of Notes                  $1,426,191,966.56                    $780,556,687.59
    (ii)   Note Pool Factor                                    0.7923289                          0.4336426
    (iii)  Class A-1 Notes Balance                        108,191,966.56                               0.00
    (iv)   Class A-1 Notes Pool Factor                         0.2244647                          0.0000000
    (v)    Class A-2 Notes Balance                        475,000,000.00                               0.00
    (vi)   Class A-2 Notes Pool Factor                         1.0000000                          0.0000000
    (vii)  Class A-3 Notes Balance                        438,000,000.00                     375,556,687.59
    (viii) Class A-3 Notes Pool Factor                         1.0000000                          0.8574354
    (ix)  Class A-4 Notes Balance                         405,000,000.00                     405,000,000.00
    (x) Class A-4 Notes Pool Factor                            1.0000000                          1.0000000
    (xi)   Certificates Balance                            46,164,789.37                      27,910,473.67
    (xii)    Certificates Pool Factor                          1.0000000                          0.6045836
    (xiii)   Total Principal Balance of Notes
and Certificates                                        1,472,356,755.93                     808,467,161.26

  (B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                            6.82%                              6.88%
    (ii)  Weighted Average Remaining Maturity (WAM)                40.39 months                       30.40 months
    (iii) Remaining Number of Receivables                        125,614                             93,559
    (iv)  Portfolio Receivable Balance                 $1,472,356,755.93                    $808,467,161.26
  (C) Outstanding Advance Amount                             $724,207.11                        $445,136.85
  (D) Outstanding Payahead Balance                                 $0.00                              $0.00


                                                SUMMARY OF ACCOUNTS

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
  (A) Beginning Reserve Account Balance                                                      $11,512,090.00
  (B) Draws                                                                                            0.00
    (i)   Draw for Servicing Fee                                                                       0.00
    (ii)  Draw for Interest                                                                            0.00
    (iii) Draw for Realized Losses                                                                     0.00
  (C) Excess Interest Deposited into the
Reserve Account                                                                                        0.00
  (D) Reserve Account Balance Prior to
Release                                                                                       11,512,090.00
  (E) Reserve Account Required Amount                                                          9,230,823.95
  (F) Final Reserve Account Required
Amount                                                                                         9,230,823.95

  (G) Excess Reserve Account Amount                                                            2,281,266.05
  (H) Ending Reserve Account Balance                                                           9,230,823.95

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
  (A) Beginning Yield Supplement Account
Balance                                                                                          791,587.62
  (B) Investment Earnings                                                                          7,788.32
  (C) Investment Earnings Withdraw                                                                 7,788.32
  (D) Additional Yield Supplement Amounts                                                              0.00
  (E) Yield Supplement Deposit Amount                                                            630,414.59
                                                                                  --------------------------
  (F) Ending Yield Supplement Account
Balance                                                                                          161,173.03

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
  (A) Liquidated Contracts
    (i)   Liquidation Proceeds                                                                $2,144,361.12
    (ii) Recoveries on Previously Liquidated
Contracts                                                                                      1,548,080.19
  (B) Aggregate Net Losses for Collection
Period                                                                                         4,052,419.79
  (C) Net Loss Rate for Collection Period
(annualized)                                                                                          0.36%
  (D) Cumulative Net Losses for all Periods                                                    4,817,316.21

  (E) Delinquent Receivables                # Units                              Dollar Amount
                                            -------                              -------------
    (i)  31-60 Days Delinquent            1,798         1.92%      $18,432,179.38              2.28%
    (ii)  61-90 Days Delinquent             268         0.29%       $2,957,132.21              0.37%
    (ii) 91 Days or More Delinquent          51         0.05%         $587,622.09              0.07%

XVIII. REPOSSESSION ACTIVITY
----------------------------
                                            # Units                              Dollar Amount
                                            -------                              -------------
  (A) Vehicles Repossessed During
Collection Period                            49         0.05%         $604,688.00              0.07%
  (B) Total Accumulated Repossessed
Vehicles in Inventory                        97         0.10%       $1,043,228.73              0.13%


XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
  (A) Ratio of Net Losses to the Pool Balance
as of Each Collection Period
    (i) Second Preceding Collection
Period                                                                                                0.48%
    (ii) Preceding Collection Period                                                                  0.66%
    (iii) Current Collection Period                                                                   0.24%
    (iv) Three Month Average (Avg(i,ii,iii))                                                          0.46%
  (B) Ratio of Balance of Contracts Delinquent 60 Days or More to the
Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period                                                            0.62%
    (ii) Preceding Collection Period                                                                  0.50%
    (iii) Current Collection Period                                                                   0.44%
    (iv) Three Month Average (Avg(i,ii,iii))                                                          0.52%


  (C) Loss and Delinquency Trigger Indicator                                           Trigger was not hit.

I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.


By:
/S/ JOHN I. WEISICKLE
JOHN I. WEISICKLE, VICE PRESIDENT